                              SECOND AMENDMENT TO SECOND
                         AMENDED AND RESTATED LOAN AGREEMENT


    THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "AMENDMENT") is made and entered into this ____ day of May, 1996, by and among FIRST INTERSTATE BANK OF TEXAS, N.A., (the "BANK"), Fossil Partners, L.P. (the "BORROWER"), Fossil, Inc. (the "COMPANY"), Fossil Intermediate, Inc. ("FOSSIL INTERMEDIATE"), Fossil Trust ("FOSSIL TRUST"), Fossil New York, Inc. ("FOSSIL NEW YORK"), Fossil Stores I, Inc. ("FOSSIL I") and Fossil Stores II, Inc. ("FOSSIL II").

                                       RECITALS

    WHEREAS, the Bank, the Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York and Fossil I are parties to that certain Second Amended and Restated Loan Agreement, dated effective April 30, 1995, as amended by that certain First Amendment to Second Amended and Restated Loan Agreement, dated effective March 27, 1996, by and among the Bank, the Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York and Fossil I (as amended, the "LOAN AGREEMENT");

    WHEREAS, the Company has formed Fossil II, a Delaware corporation, and a direct or indirect wholly-owned subsidiary of the Company;

    WHEREAS, the Bank has previously consented to the formation of Fossil II by the Company;

    WHEREAS, the Company desires to utilize Fossil II for the conduct of certain business of the Borrower, and in connection therewith, Fossil II will own or hold certain tangible assets having an aggregate book value of $2,000,000 or more;

    WHEREAS, the Bank, the Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York, Fossil I and Fossil II desire to amend the Loan Agreement and the other Loan Documents to, among other things, add Fossil II as a guarantor thereunder, as required by SECTION 15(S) of the Loan Agreement.

    NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:



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


                                      ARTICLE I
                                     DEFINITIONS

    1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                      ARTICLE II
                                      AMENDMENTS

    2.01 AMENDMENT TO PREAMBLE. Effective as of the date hereof, the definition of "GUARANTOR" included in the parenthetical in the preamble of the Loan Agreement is hereby amended to read in its entirety as follows:

    "(the Company, Fossil Intermediate, Fossil Trust, Fossil New York, Fossil I and Fossil Stores II, Inc. are sometimes referred to herein individually as a "GUARANTOR" and collectively as the "GUARANTORS")".

    2.02 AMENDMENT TO SECTION 1. Effective as of the date hereof, the second sentence of SECTION 1 of the Loan Agreement is hereby amended by (i) deleting therefrom in their entirety the words reading "Fourth Amended and Restated Master Revolving Credit Note" and substituting therefor the words reading "Fifth Amended and Restated Master Revolving Credit Note", (ii) deleting therefrom in its entirety the reference to the dollar amount "$25,000,000" and substituting therefor the dollar amount "$30,000,000.00" and (iii) deleting therefrom in its entirety the reference to the dollar amount "$25,000,000.00" and substituting therefor the dollar amount "$30,000,000.00".

    2.03 AMENDMENT TO SECTION 6(A). Effective as of the date hereof, SECTION 6(A) of the Loan Agreement is hereby amended by deleting therefrom in its entirety the reference to the dollar amount "$25,000,000.00" and substituting therefor the dollar amount "$30,000,000.00".

    2.04 AMENDMENT TO SECTION 19. Effective as of the date hereof, SECTION 19 of the Loan Agreement is amended by adding the following notice address for Fossil II to the end thereof:

                        "Fossil Stores II, Inc.
                        2280 N. Greenville Avenue
                        Richardson, Texas  75082
                        Attention:  Randy S. Kercho

    with a copy to      Fossil Stores II, Inc.
                        c/o Fossil, Inc.
                        2280 N. Greenville Avenue
                        Richardson, Texas  75082-4412
                        Attention:  Randy S. Kercho"


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

                                     ARTICLE III
                                 CONDITIONS PRECEDENT

    3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Bank:

         (a) The Bank shall have received the following documents, each in form and substance satisfactory to the Bank and its counsel:

              (i) This Amendment, duly executed by the Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York, Fossil I and Fossil II;

              (ii) A Revolving Note in the form of EXHIBIT A to this Amendment, duly executed by Borrower;

              (iii) A Guaranty in the form of EXHIBIT B to this Amendment, duly executed by Fossil II;

              (iv) A Commercial Security Agreement in the form of EXHIBIT C to this Amendment, duly executed by Fossil II; and

              (v) A company general certificate (hereinafter referred to as the "COMPANY GENERAL CERTIFICATE") for Fossil II, certified by its Secretary or Assistant Secretary, acknowledging (A) that its Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance of this Amendment, the Guaranty, the Security Agreement and all other Loan Documents to which it is or is to be a party, and (B) the names of its officers authorized to sign this Amendment, the Guaranty and the Security Agreement and each of the other Loan Documents to which it is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers. The Company General Certificate shall conform to the Company General Certificate which is attached hereto as EXHIBIT D and incorporated herein for all purposes;

         (b) There shall have been no material adverse change in the financial condition of the Borrower or any Guarantor;

         (c) There shall be no material adverse litigation, either pending or threatened, against the Borrower or any Guarantor that could reasonably be expected to have a material adverse effect on the Borrower or such Guarantor;

         (d) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

         (e) No default or Event of Default shall have occurred and be continuing, unless such default or Event of Default has been specifically waived in writing by the Bank;

         (f) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Bank and its legal counsel; and

         (g) The Bank shall have received from the Company or the Borrower, as appropriate, all fees and expenses required to be paid to the Bank pursuant to the Loan Agreement.

                                      ARTICLE IV
                                      NO WAIVER

    4.01 Nothing contained herein shall be construed as a waiver by the Bank of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between the Borrower or the Guarantors and the Bank, and the failure of the Bank at any time or times hereafter to require strict performance by the Borrower or any Guarantor of any provision thereof shall not waive, affect or diminish any right of the Bank to thereafter demand strict compliance therewith. The Bank hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between the Borrower, the Guarantors and the Bank.

                                      ARTICLE V
                    RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

    5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The parties hereto agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

    5.02 REPRESENTATIONS AND WARRANTIES. The Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York, Fossil I and Fossil II hereby represent and warrant to the Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been duly authorized by all requisite corporate, partnership or trust proceedings, as appropriate, and will not contravene, or constitute a default under, any provision of applicable law or regulation or of the

Agreement of Limited Partnership, Articles of Incorporation, By-Laws or Trust Agreement, as applicable, of the Borrower or any Guarantor, or of any mortgage, indenture, contract, agreement or other instrument, or any judgment, order or decree, binding upon the Borrower or any Guarantor; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and the other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such default or Event of Default has been specifically waived in writing by the Bank; and (d) the Borrower and the Guarantors are in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

                                      ARTICLE VI
                               MISCELLANEOUS PROVISIONS

    6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.

    6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

    6.03 EXPENSES OF THE BANK. As provided in the Loan Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of the Bank's legal counsel, and all costs and expenses incurred by the Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of the Bank's legal counsel.

    6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

    6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Borrower, the Guarantors and the Bank and their respective successors and assigns.

    6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

    6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by the Bank to or for any breach of or deviation from any covenant or condition by the Borrower or any Guarantor shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

    6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

    6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

    6.10 FINAL AGREEMENT.  THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS,
EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.
THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER, THE GUARANTORS AND THE BANK.

    6.11 Release. THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "INDEBTEDNESS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE BANK. THE BORROWER AND THE GUARANTORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE THE BANK, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER OR THE GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST THE BANK, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND

IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM THE BANK TO THE BORROWER UNDER THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

    6.12 AGREEMENT FOR BINDING ARBITRATION. Each party to this Amendment hereby acknowledges that it has agreed to be bound by the terms and provisions of the Bank's current Arbitration Program, which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

    IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                       "BANK"

                                       FIRST INTERSTATE BANK OF TEXAS, N.A.


                                       By:
                                            ----------------------------
                                       Jeffrey S.A. Cook, Vice President


                                       "BORROWER"

                                       FOSSIL PARTNERS, L.P.

                                       By:  Fossil, Inc., its general partner


                                       By:
                                            ----------------------------
                                            Randy S. Kercho, Senior Vice
                                            President and Chief Financial
                                            Officer


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


                                       "GUARANTORS"

                                       FOSSIL, INC.


                                       By:
                                          ---------------------------------
                                          Randy S. Kercho, Senior Vice
                                          President and Chief Financial Officer


                                       FOSSIL INTERMEDIATE, INC.


                                       By:
                                          --------------------------------
                                          Kosta N. Kartsotis, President


                                       FOSSIL TRUST


                                       By:
                                          --------------------------------
                                          Randy S. Kercho, Trustee


                                       FOSSIL NEW YORK, INC.


                                       By:
                                          --------------------------------
                                          Kosta N. Kartsotis, Chief Executive
                                          Officer


                                       FOSSIL STORES I, INC.


                                       By:
                                          --------------------------------
                                          Randy S. Kercho, Treasurer


                                       FOSSIL STORES II, INC.


                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


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